UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): September 16, 2025

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 16, 2025, XWELL, Inc. (the “Company”) opened and adjourned its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to allow more time for voters to consider and vote on the Company’s proposals as set forth in the Proxy Statement (as defined below), without any business being conducted. The Annual Meeting will be reconvened virtually with respect to all proposals at 10:00 a.m. Eastern Time on Friday, October 10, 2025 (the “Reconvened Annual Meeting”), at www.virtualshareholdermeeting.com/NAOV2025SM2. The record date for determining shareholders eligible to vote at the Reconvened Annual Meeting remains unchanged as the close of business on July 25, 2025 (the “Record Date”).

The new proxy deadline date for the Reconvened Annual Meeting is 11:59 p.m. Eastern Time on October 9, 2025, for shares held directly. Proxies deposited to date will remain valid for the Reconvened Annual Meeting. Any shareholders who have not already voted can also vote prior to the new proxy deadline date or online at the Reconvened Annual Meeting. Stockholders who have already duly submitted voting instructions for the Annual Meeting do not need to take any further action unless they wish to change or revoke their vote.

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2025, a Definitive Proxy Statement (as supplemented on August 8, 2025, and August 11, 2025, on Schedule 14A, the “Proxy Statement”) in connection with the Annual Meeting, and has mailed the Proxy Statement to its stockholders of record as of the Record Date. Investors and security holders of the Company are advised to read the Proxy Statement and any supplements and amendments thereto, because these documents contain important information about the Meeting and the Company. Stockholders will also be able to obtain copies of the Proxy Statement, without charge, as set forth in the Proxy Statement.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Annual Meeting under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 15, 2025 (as amended, the “Annual Report”), and the Proxy Statement, which was filed with the SEC on August 8, 2025. These documents can be obtained free of charge as set forth in the Proxy Statement.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to consummate a business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Meeting and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, Inc.

Date: September 17, 2025	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer